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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
DEPOMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEPOMED, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 29, 2003

TO THE SHAREHOLDERS OF DEPOMED, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DepoMed, Inc., a California corporation (the "Company"), will be held on Thursday, May 29, 2003 at 9:00 a.m., local time, at 1360 O'Brien Drive, Menlo Park, California 94025 for the following purposes:

  1.
  To elect directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

  2.
  To consider and vote upon a proposal to amend the Company's Amended and Restated 1995 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 shares, from 2,900,000 shares to 4,700,000 shares.

  3.
  To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

  4.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 15, 2003 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

        All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

By Order of the Board of Directors
Menlo Park, California April 30, 2003	Julian N. Stern Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

DEPOMED, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

        The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of DepoMed, Inc. for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held Thursday, May 29, 2003 at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices at 1360 O'Brien Drive, Menlo Park, California 94025. The telephone number at that address is (650) 462-5900.

        These proxy solicitation materials were mailed on or about April 30, 2003 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

        Shareholders of record at the close of business on April 15, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 16,460,566 shares of the Company's Common Stock, no par value per share (the "Common Stock"), and 12,015 of the Company's Series A Preferred Stock, no par value per share (the "Preferred Stock"), were issued and outstanding.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

        Holders of Common Stock are entitled to one vote for each share of Common Stock held. Holders of Preferred Stock are not entitled to vote at the Annual Meeting. In order to constitute a quorum for conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting.

        Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

Quorum; Abstentions and Broker Non-Votes

        The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present at the Annual Meeting. Abstentions are counted as votes against a proposal for purposes of determining whether or not a proposal has been approved. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

ELECTION OF DIRECTORS

Nominees

        The Bylaws of the Company provide for a Board consisting of between five and nine directors. Seven directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below. All of the nominees named below are presently directors of the Company and each of the directors other than Michael J. Callaghan was elected to his present term by the shareholders of the Company. The present term of each of the directors continues until the Annual Meeting and until his successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

        The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

        In connection with a private placement of Common Stock and warrants to purchase Common Stock completed on April 21, 2003, the Company entered into a securities purchase agreement with a group of institutional investors, including entities that may be deemed to be affiliated with MDS Capital Corp. ("MDS"). The agreement gives MDS and certain entities that may be deemed to be affiliated with MDS the right to designate a nominee to serve as director. Michael J. Callaghan is the nominee designated by MDS. In addition, the agreement gives MDS and certain entities that may be deemed to be affiliated with MDS, along with the Company, the right jointly to designate an additional nominee to serve as director, subject to the approval of investors holding a majority of the securities issued. The additional director, who has not yet been designated, must be an independent director, as defined in the agreement, with extensive experience in pharmaceutical development. The agreement also requires that the maximum size of the Board be seven members, subject to certain exclusions and exceptions set forth in the agreement, and that, by October 2003, a majority of the Board's members be independent as defined therein.

        The name of and certain other information regarding each nominee is set forth in the table below.

Name of Nominee	Age	Principal Occupation	Director Since
John W. Fara, Ph.D.	60	Chairman, President and Chief Executive Officer of DepoMed	1995
John W. Shell, Ph.D.	78	Founder, Retired Chairman and Chief Scientific Officer of DepoMed	1995
John N. Shell	50	Vice President, Operations of DepoMed	1995
G. Steven Burrill[1,2]	58	Chief Executive Officer, Burrill & Company	1997
W. Leigh Thompson, M.D., Ph.D.[1,2]	64	President and Chief Executive Officer, Profound Quality Resources, Ltd.	1998
Julian N. Stern[1]	77	Attorney, Heller Ehrman White & McAuliffe LLP	2001
Michael J. Callaghan	50	Managing Director, Private Equity, MDS Capital Corp.	2003

(1)
Current member of the Audit Committee

(2)
Current member of the Compensation Committee

        John N. Shell is Dr. Shell's son. There is no other family relationship between any of the directors or executive officers of the Company. The Articles of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the California General Corporation Law.

        John W. Fara, Ph.D. joined the Company as a director in 1995 and was appointed its President and Chief Executive Officer in 1996. In April 2000, he became Chairman of the Board of Directors of the Company succeeding Dr. John W. Shell, the founder of the Company. From 1990 to 1996, Dr. Fara was President and Chief Executive Officer of Anergen, Inc., a biotechnology company, and prior to 1990 was President of Prototek, Inc., an early stage pharmaceutical development company. Before joining Prototek, he was Director of Biomedical Research and then Vice President of Business Development during ten years with ALZA Corporation (ALZA). Dr. Fara is also a director of IOMED, Inc. and AVI Biopharma, Inc., and is active in the business functions of several professional associations. He received a B.S. degree from the University of Wisconsin and a Ph.D. degree from the University of California at Los Angeles.

        John W. Shell, Ph.D. is the founder of DepoMed and served as its Chairman of the Board of Directors from its inception in August 1995 to April 2000, when he retired as the Company's Chairman and Chief Scientific Officer. Dr. Shell served as the Company's President and Chief Executive Officer from 1995 to 1996. Prior to founding DepoMed, Dr. Shell served as Vice President of Research at Johnson & Johnson's IOLAB division. His experience also includes eight years as a Senior Research Scientist at the Upjohn Company, six years as Director of Research for Allergan Pharmaceuticals, and 15 years with ALZA, dating from its founding in 1968. At ALZA he held positions as Vice President of the pharmaceutical division and Vice President of Business Development.

        John N. Shell has served as a director of the Company since its incorporation in August 1995, and acted as Director of Operations for the Company until 1996, when he was named Vice President of Operations. Prior to working at the Company, Mr. Shell served as Materials Manager at Ebara International Corporation, a multi-national semiconductor equipment manufacturer and ILC Technology, an electro-optics and electronics manufacturer. He also worked in the process and project engineering departments at ALZA. Mr. Shell received his B.A. degree from the University of California at Berkeley.

        G. Steven Burrill has served as director of the Company since August 1997. He founded and has been Chief Executive Officer of Burrill & Company, a life sciences merchant bank, since 1997. Mr. Burrill served in the same capacity at Burrill & Company's predecessor firm, Burrill & Craves, between 1994 and 1997. Prior to starting Burrill & Craves, Mr. Burrill spent 28 years with Ernst & Young LLP, as Partner and as International Chairman of the firm's Manufacturing/High Technology Industry Practice. Mr. Burrill is also a director of Paradigm Genetics, Inc., Third Wave Technologies, Inc. and several private companies.

        W. Leigh Thompson, M.D., Ph.D. has served as a director of the Company since January 1998. In 1995, he founded Profound Quality Resources, Ltd., a private healthcare consulting firm, of which he serves as President and Chief Executive Officer. From 1982 to 1994, he worked at Eli Lilly and Company, where he held the positions of Executive Vice President of Lilly Research Laboratories and Chief Scientific Officer. Dr. Thompson also serves as a director of Bioanalytical Systems, Inc., Guilford Pharmaceuticals, Inc., Inspire Pharmaceuticals, Inc., La Jolla Pharmaceutical Company, Medarex Inc., Sontra Medical Corporation and several private companies.

        Julian N. Stern has served as a director of the Company since April 2001. Mr. Stern has served as the Company's Secretary since its founding. He is the sole shareholder of a professional corporation that was formerly a partner of the predecessor of the law firm of Heller Ehrman White & McAuliffe LLP.
Mr. Stern also serves as a director of several private companies.

        Michael J. Callaghan has served as a director of the Company since April 2003. Mr. Callaghan is Managing Director, Private Equity of MDS Capital Corp. Prior to joining MDS Capital Corp. in 1992, he was active in several general management positions. Mr. Callaghan began his career with Ernst & Young, where he became a Chartered Accountant. Mr. Callaghan also serves as a director of Ciphergen Biosystems, Inc., Systems Xcellence, Inc. and several private companies.

Required Vote

        The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
ELECTION OF EACH OF THE NOMINATED DIRECTORS

Board Meetings and Committees

        The Board held a total of 11 meetings during the fiscal year ended December 31, 2002. Each of the directors attended at least 75% of the aggregate of all meetings of the Board and of the committees, if any, upon which such director served.

        The Board has an Audit Committee and a Compensation Committee. The Board does not have a standing Nominating Committee.

        The Audit Committee consists of Dr. Thompson and Messrs. Burrill and Stern, each of whom meets the independence requirements set forth by the American Stock Exchange. The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board. The Audit Committee operates under a written charter setting forth its responsibilities and processes that was adopted by the Board and that is reviewed annually. The Audit Committee held seven meetings during fiscal 2002. The Audit Committee also met on March 13, 2003 to review the audited financial statements for fiscal 2002.

        The Compensation Committee reviews and approves the Company's executive officer compensation policy and administers the Company's employee stock option plans. The Compensation Committee, which is composed of Dr. Thompson and Mr. Burrill, held two meetings in fiscal 2002.

Compensation of Directors

        Directors, with the exception of John W. Shell, do not currently receive any cash compensation from the Company for their services, although they are reimbursed for expenses in connection with their attendance at meetings of the Board. John W. Shell, who does not receive stock options for his services as a director, received compensation of $7,704 in 2002 for his services as a director. In December 2002, each of Dr. Thompson, Messrs. Burrill and Stern received an option to purchase 15,000 shares, of Common Stock at an exercise price of $1.95 per share. These options vest in 12 equal monthly installments.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding beneficial ownership of the Common Stock and Preferred Stock as of April 15, 2003 (i) by each person who is known by the Company to own beneficially more than 5% of the Common Stock or Preferred Stock, (ii) by each of the Company's directors, (iii) by each of the Company's executive officers named in the Summary Compensation Table below under the caption "Executive Compensation" and (iv) by all directors and executive officers as a group. This table is based upon information supplied by directors, officers and certain principal shareholders, as well as information included in Securities and Exchange Commission filings made by principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each of the shareholders named in this table has sole voting and investment power with respect to the shares of Common Stock shown, and sole investment power with respect to the shares of Preferred Stock shown. Percentage of ownership is based on 16,460,566 shares of Common Stock and 12,015 shares of Preferred Stock outstanding as of April 15, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to the shares. Shares of Common Stock subject to outstanding options and warrants exercisable within 60 days of April 15, 2003 are deemed outstanding for computing the percentage of ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

        The following table indicates beneficial ownership of the Common Stock and the Preferred Stock as of the Record Date. Accordingly, the table does not reflect the sale by the Company of 9,259,259 shares of Common Stock or warrants to purchase 3,240,745 shares of Common Stock in the Company's April 2003 private placement, which was completed on April 21, 2003. In addition to the securities purchased in the private placement by Biovail Laboratories Incorporated, Easton Hunt Capital Partners, L.P. and entities that may be deemed to be affiliated with MDS indicated in the notes to the following table, in the private placement: (i) two entities affiliated with Hambrecht & Quist Capital Management LLC acquired a total of 1,388,888 shares of Common Stock and warrants to purchase a total of 486,112 shares of Common Stock; (ii) Special Situations Private Equity Fund, L.P. and two entities affiliated with it acquired a total of 1,388,887 shares of Common Stock and warrants to purchase a total of 486,111 shares of Common Stock; and (iii) HBM Bioventures (Cayman) Ltd. acquired 1,852,000 shares of Common Stock and warrants to purchase a total of 648,200 shares of Common Stock.

        Except as otherwise indicated, the address of each beneficial owner listed in the table is DepoMed, Inc., 1360 O'Brien Drive, Menlo Park, CA 94025.

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock		Number Subject to Convertible Securities Exercisable Within 60 Days		Percentage of Common Stock (%)	Number of Shares of Series A Preferred Stock	Percentage of Series A Preferred Stock (%)
Biovail Laboratories Inc.[1]	3,498,672	[2]	1,032,794	[3]	20.0	—	—
Elan Corporation, plc[4]	3,582,046		2,423,895	[5]	19.0	12,015	100
OrbiMed Advisors LLC[6]	1,890,050		—		11.5	—	—
Easton Hunt Capital Partners LP7	1,184,076	[8]	296,735		7.1	—	—
John W. Shell, Ph.D.	1,166,676		—		7.1	—	—
John N. Shell	661,543		161,533		4.0	—	—
John W. Fara, Ph.D.	733,794		717,117		4.3	—	—
John F. Hamilton	256,646		233,749		1.5	—	—
Julian N. Stern	120,833		37,500		*	—	—
Bret Berner, Ph.D.	135,624		135,624		*	—	—
G. Steven Burrill	82,500		82,500		*	—	—
W. Leigh Thompson, M.D., Ph.D.	52,500		52,500		*	—	—
Michael J. Callaghan	—	[9]	—		—	—	—
All directors and executive officers as a group (9 persons)	3,210,116	[9]	1,420,523		18.0	—	—

*
Less than one percent

(1)
The address of Biovail Laboratories Incorporated is Chelston Park, Building 2, Ground Floor, Collymore Rock, St. Michael, Barbados, West Indies.

(2)
Does not include 1,626,154 shares of Common Stock and 569,154 shares of Common Stock subject to warrants issued to Biovail Laboratories Incorporated ("Biovail") in the Company's April 2003 private placement.

(3)
Under two separate options to purchase Common Stock granted to Biovail pursuant to the stock purchase agreement, dated as of May 28, 2002, between the Company and Biovail (the "Biovail Stock Purchase Agreement"): (i) Biovail has the option to acquire 821,959 shares of Common Stock at any time before July 9, 2003 at an exercise price equal to $5.125 per share, subject to early termination in accordance with the agreement; and (ii) Biovail has the option (the "Purchaser's Option") to acquire Common Stock up to the amount sufficient for Biovail to have purchased or been granted pursuant to the provisions of the Biovail Stock Purchase Agreement 20% of the issued and outstanding Common Stock following exercise of the option and at an exercise price initially equal to $5.00 per share, which per share exercise price increases at the rate of 20% per year, compounded monthly. As of the record date, the Purchaser's Option is exercisable for 210,835 shares of common stock at $5.802 per share. The Purchaser's Option may be exercised at any time prior to July 9, 2005, subject to early termination in accordance with the agreement.

(4)
Elan International Services, Ltd., is the holder of record, whose address is 102 St. James Court, Flatts, Smiths Parish, Bermuda, and is a wholly-owned subsidiary of Elan Corporation, plc, whose address is Lincoln House, Lincoln Place, Dublin 2, Ireland.

(5)
Includes 1,424,034 shares issuable upon conversion of the Company's Series A Preferred Stock (including accrued dividends thereon) at a conversion price equal to $10.66 per share and 999,861 shares issuable upon conversion of a convertible promissory note (including interest accrued thereon) convertible at $9.07 per share.

(6)
Includes shares held by Caduceus Private Investments LP, OrbiMed Associates LLC and PW Juniper Crossover Fund LLC, all of which are affiliated with OrbiMed Advisors LLC, whose address is 767 Third Avenue, New York, NY 10017.

(7)
The address of Easton Hunt Capital Partners LP ("Easton Hunt") is 641 Lexington Avenue, 21st Floor, New York, NY 10022.

(8)
Does not include 231,481 shares of Common Stock and 81,019 shares of Common Stock subject to warrants issued to Easton Hunt in the Company's April 2003 private placement.

(9)
Does not include a total of 2,314,812 shares of Common Stock and 810,186 shares of Common Stock subject to warrants issued in the Company's April 2003 private placement to the following entities that may be deemed to be affiliated with MDS Capital Corp.: MDS Life Sciences Technology Fund II NC Limited Partnership, MDS Life Sciences Technology Fund II Quebec Limited Partnership, MLII Co-Investment Fund NC Limited Partnership and SC Biotechnology Fund LP.  Mr. Callaghan, a director, is Managing Director, Private Equity of MDS.

Executive Compensation

        The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and each of the Company's other executive officers who earned at least $100,000 during fiscal 2002 (collectively, the "Named Executive Officers") for services in all capacities as officers of the Company during fiscal years 2000, 2001 and 2002. None of the Named Executive Officers earned any bonuses or compensation for the fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Fiscal Year			Long Term Compensation Options (#)	All Other Compensation ($)[1]
		Salary ($)	Bonus ($)
John W. Fara, Ph.D. President, Chief Executive Officer and Chairman	2002 2001 2000	$386,584 356,032 325,000	$247,500 72,500 125,000	175,000 165,000 125,000	$2,041 2,041 518
John F. Hamilton Vice President, Finance and Chief Financial Officer	2002 2001 2000	231,032 211,032 190,129	40,000 40,000 35,000	40,000 65,000 60,000	2,040 2,041 515
Bret Berner, Ph.D. Vice President, Product Development	2002 2001 2000	216,582 195,686 170,045	50,000 40,000 35,000	50,000 75,000 40,000	3,209 2,671 278
John N. Shell Vice President, Operations and Director	2002 2001 2000	215,828 195,686 170,045	40,000 40,000 35,000	40,000 65,000 40,000	2,824 2,582 275

(1)
Represents payments of term life and disability insurance premiums paid by the Company on behalf of the Named Executive Officers.

        The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 2002 to the Named Executive Officers. Since inception, the Company has not granted any stock appreciation rights.

Option Grants in Last Fiscal Year

	Individual Grants[1]
		% of Total Options Granted to Employees in Fiscal Year[3]			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term[2]
	Number of Securities Underlying Options Granted (#)
Name			Exercise Price ($/sh)[4]	Expiration Date
					5% ($)	10% ($)
John W. Fara, Ph.D.	175,000	24.4%	$1.71	12/23/12	$188,197	$476,927
John F. Hamilton	40,000	5.6	1.71	12/23/12	43,016	109,012
Bret Berner, Ph.D.	50,000	7.0	1.71	12/23/12	53,770	136,265
John N. Shell	40,000	5.6	1.71	12/23/12	43,016	109,012

(1)
The options reflected in this table were all granted under the Company's Amended and Restated 1995 Stock Option Plan (the "1995 Plan") and are subject to shareholder approval of the 1,800,000 share increase in the number of shares of Common Stock reserved for issuance under the 1995 Plan described below in Proposal No. 2 at the Annual Meeting. However, if the Company's shareholders do not approve Proposal No. 2, the options reflected in this table will terminate and will be replaced with an equivalent number of nonstatutory options under the Company's 2002 Nonstatutory Stock Option Plan (the "2002 Plan") with otherwise identical terms. The options vest in 48 equal monthly installments. The date of grant is ten years prior to the expiration date listed.

(2)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

(3)
Based on an aggregate of 717,500 options granted to employees of the Company in fiscal 2002.

(4)
Exercise price is the fair market value on the date of grant as determined in accordance with the applicable option plan.

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year End Option Values

        The following table sets forth certain information regarding exercises of stock options during the fiscal year ended December 31, 2002 by the Named Executive Officers. Value of unexercised options is considered to be the difference between the exercise price and market price of the Company's Common Stock of $2.00 per share on December 31, 2002.

			Number of Securities Underlying Unexercised Options at December 31, 2002
					Value of Unexercised In-the-Money Options at December 31, 2002
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
John W. Fara, Ph.D.	16,667	$23,667	650,538	351,962	$91,666	$50,750
John F. Hamilton	—	—	210,052	112,448	—	11,600
John N. Shell	—	—	114,218	118,282	—	14,500
Bret Berner, Ph.D.	—	—	141,881	102,785	15,916	11,600

        The Company did not make any awards during the fiscal year ended December 31, 2002 to any of the Named Executive Officers under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding stock options.

Equity Compensation Plan Information

        The following table sets forth certain information regarding securities authorized for issuance under the Company's equity incentive plans during the fiscal year ended December 31, 2002. The equity compensation plans of the Company are the 1995 Plan and the 2002 Plan.

        The 1995 Plan has been approved by the Company's shareholders. The 2002 Plan, which is not subject to shareholder approval, was adopted by the Board of Directors in December 2002 and authorized the granting of nonstatutory options to purchase up to 1,306,811 shares of Common Stock to employees, consultants and non-employee directors of the Company. In April 2003, the Board amended the 2002 Plan to increase the shares authorized for issuance thereunder to 1,800,000 shares. In the event that the Company's shareholders approve the proposal being voted upon at the Annual Meeting to amend the 1995 Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 shares (see Proposal No. 2), the 2002 Plan will terminate and no options will be granted or be effective under the 2002 Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,741,956	$4.20	—
Equity compensation plans not approved by security holders	557,734	1.71	749,077

Total all equity compensation plans	3,299,690	$3.78	749,077

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the Audit Committee Report, the Compensation Committee Report and the Performance Graph which follow, shall not be deemed to be incorporated by reference into any such filing.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. The Audit Committee operates under a written Audit Committee Charter that was adopted by the Board of Directors, a copy of which was attached as Appendix A to the proxy statement for the Annual Meeting of Shareholders held in May 2002. Each of the members of the Audit Committee meets the independence requirements currently set forth by the American Stock Exchange.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002. This review included a discussion of the quality and the acceptability of the Company's financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements.

        The Audit Committee also reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent auditors their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Statement No. 1.

        In addition to matters discussed above, the Audit Committee discussed with the Company's independent auditors the overall scope, plans and estimated costs of their audit. The Committee met with the independent auditors periodically, with and without management present, to discuss the results of the independent auditors' examinations, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee also discussed the independent auditors' reviews of the quarterly financial statements, drafts of the quarterly and annual reports, and drafts of the respective press releases disclosing the financial highlights of the Company. The Audit Committee held seven meetings with management and the independent auditors in fiscal 2002.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

AUDIT COMMITTEE G. Steven Burrill Julian N. Stern W. Leigh Thompson, M.D., Ph.D.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee of the Board of Directors is generally responsible for decisions concerning the compensation to be paid to the Company's executive officers. The Committee consists of Mr. Burrill and Dr. Thompson, both of whom are non-employee directors of the Company. In determining compensation policies, the Committee has access to compensation surveys for regional technology-based companies which compete with the Company in the recruitment of senior personnel and other executive compensation data and surveys.

Compensation Policies Affecting Executive Officers

        In determining the compensation to be paid to the Company' executive officers, the Committee employs compensation policies designed to align compensation with the Company's overall business strategy, values and management initiatives. These policies are intended to (i) attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company, (ii) recognize individual initiative and achievement, (iii) reward executives for short- and long-term strategic management and the enhancement of shareholder value, and (iv) align management compensation with the achievement of the Company's goals and performance. As a result, compensation consists of salary and bonus, which provide current incentives, and stock options, which provide longer-term incentives.

        Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for managerial talent, including a comparison of base salaries for comparable positions at similar companies of comparable size and capitalization. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive and the operational areas of the Company for which he/she is responsible, and the responsibilities assumed by the executive. Cash bonus awards are based on the performance of the executive, the performance of the operational groups reporting to the executive and the performance of the Company.

        The compensation to be paid to any individual executive has not been based on any particular mathematical formula. Rather, the Compensation Committee reviews objectives, accomplishments, performance and compensation as a whole for each executive (and all executives), as well as the recommendations of the Chief Executive Officer, and makes appropriate compensation determinations in the exercise of its business judgement.

        Stock options are an integral part of each executive officer's compensation. The Compensation Committee believes that the opportunity for stock appreciation, through exercise of stock options that vest over time, closely aligns the interest of the executive officers with those of the Company's shareholders. Options typically vest in equal installments over four years and, therefore, encourage an officer to remain in the employ of the Company. The size of individual awards take into account the executive officer's salary, the number and vesting schedule of outstanding options held by the officer and past contributions to the Company. No one factor is given special weight, but all are part of an overall assessment.

Chief Executive Officer's Compensation

        In 2002, Dr. John Fara, the Company's Chief Executive Officer, received a salary increase of approximately 9% over his 2001 salary. The Committee believes that Dr. Fara's salary is currently in the mid-range of salaries for chief executive officers of other public technology-based companies of similar size and in the same geographic region as the Company. During 2002, Dr. Fara was granted nonstatutory stock options to purchase 175,000 shares of the Company's Common Stock, vesting over four years and expiring in 2012. The exercise price of the option is $1.71 per share, the fair market value of the Company's Common Stock on the date the option was granted. In 2002, Dr. Fara provided strong leadership to the Company in its achievement of strategic and financial objectives. Dr. Fara's bonus for 2002 reflects his important contributions to the Company's success in 2002, including the successful completion of a private placement of Common Stock in March 2002, the licensing of the Company's Metformin GR™ product in May 2002 and the settlement of the Company's litigation with Bristol-Myers Squibb Company in November 2002.

COMPENSATION COMMITTEE G. Steven Burrill W. Leigh Thompson, M.D., Ph.D.

STOCK PRICE PERFORMANCE GRAPH

        Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the market value of the American Stock Exchange (U.S. Companies) and the Center for Research in Security Prices Total Return Index for the Nasdaq Biotechnology Stocks for the five-year period ended December 31, 2002.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG DEPOMED, INC., THE AMEX COMPOSITE INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

    * $100 invested on 12/31/97 in stock or index-
    including reinvestment of dividends.
    Fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In September 1997, the Company entered into an agreement with Burrill & Company, a life sciences merchant bank, pursuant to which Burrill & Company is to provide assistance to the Company in the development of strategic partnerships with pharmaceutical and biotechnology companies. In 2002, the Company paid Burrill & Company $60,000 pursuant to the agreement. G. Steven Burrill, a director of the Company, is the Chief Executive Officer of Burrill & Company.

        In its March 2002 private placement, the Company sold 293,871 shares of Common Stock to Easton Hunt, a beneficial owner of greater than 5% of the Common Stock. In its April 2003 private placement, the Company sold an additional 231,481 shares of Common Stock and warrants to purchase 81,019 shares of Common Stock to Easton Hunt.

        In May 2002, the Company entered into a stock purchase agreement with Biovail, which provides Biovail with an option, which expires on June 3, 2005, to purchase additional shares of Common Stock that would give Biovail an ownership interest of up to 20% of the Company's issued and outstanding Common Stock. If upon the exercise of the option, and at subsequent annual meetings of shareholders, Biovail and its subsidiaries own at least 20% of our issued and outstanding Common Stock, Biovail is entitled to designate nominees to serve on the Board as follows: (i) if the Board consists of one to four directors, Biovail has the right designate one nominee; (ii) if the Board consists of five to nine directors, Biovail has the right to designate two nominees; (iii) if the Board consists of ten to fifteen directors, Biovail has the right to designate three nominees; and (iv) for each additional five directors beyond fifteen total directors, Biovail as the right to designate one additional nominee. However, if at the time of an annual meeting of shareholders after exercise of the option, Biovail and its subsidiaries own at least 10% and not more than 20% of our issued and outstanding Common Stock, Biovail is entitled to designate nominees to serve on the Board as follows: (i) if the Board consists of one to nine directors, Biovail has the right to designate one nominee; (ii) if the Board consists of ten to fifteen directors, Biovail has the right to designate two nominees; and (iii) for each additional five directors beyond fifteen total directors, Biovail has the right to designate one additional director.

        In its April 2003 private placement, the Company sold 1,626,154 shares of Common Stock and warrants to purchase 569,154 shares of Common Stock to Biovail.

        In April 2003, the Company entered into a securities purchase agreement with certain institutional investors which gives the investors certain rights relating to the Board and the nomination of directors. See "ELECTION OF DIRECTORS: Nominees."

        The Company has entered into indemnification agreements with each of its current officers and directors pursuant to which the Company is obligated to indemnify such officers and directors for breaches of fiduciary duty to the fullest extent permitted by the California General Corporation Law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that its executive officers, directors and 10% shareholders complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2002, except that Biovail Laboratories Incorporated failed to timely file its initial statement of beneficial ownership on Form 3 following its July 2002 acquisition of greater than 10% of the Common Stock.

AMENDMENT TO THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN INCREASING
THE NUMBER OF SHARES RESERVED FOR ISSUANCE HEREUNDER

Background

        The Company adopted the 1995 Plan in September 1995, amended and restated the plan in March 1999, and further amended the plan in March 2000, March 2001, March 2002, December 2002 and April 2003. The 1995 Plan provides for the granting of options to officers, directors, selected employees and consultants. The 1995 Plan is currently administered by the Compensation Committee of the Board.

Increase in Number of Shares Authorized for Issuance

        The Board has approved, subject to shareholder approval, an amendment to the 1995 Plan increasing the aggregate number of shares authorized for issuance thereunder by 1,800,000, from 2,900,000 to 4,700,000. The Company has granted, subject to shareholder approval of the proposed amendment to the 1995 Plan, options to purchase 583,261 out of the 1,800,000 proposed share increase. The Board believes that increasing the number of shares authorized for issuance under the 1995 Plan is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified employees by providing them with appropriate equity incentives. In order to ensure that the Company has a sufficient number of shares available to provide equity incentives to its employees, the Board has approved the 2002 Plan providing for the granting of options to purchase up to 1,800,000 shares of Common Stock to employees, consultants and non-employee directors of the Company. The 2002 Plan does not require shareholder approval to become effective. In the event that the Company's shareholders approve the proposal to amend the 1995 Plan to increase the number of shares authorized for issuance thereunder by 1,800,000 shares, the 2002 Plan will terminate, and no options will be granted or be effective under the 2002 Plan.

Description of the 1995 Plan

        The purpose of the 1995 Plan is to attract, retain and motivate officers, key employees, consultants and directors of the Company by giving them the opportunity to acquire stock ownership in the Company. The 1995 Plan provides for the granting to employees of the Company (including officers and employee directors) of "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and for the grant of nonstatutory stock options ("NSOs") to employees, consultants and non-employee directors of the Company. To the extent an optionee would have the right in any calendar year to exercise for the first time ISOs for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the grant date) in excess of $100,000, any such excess options will be automatically converted to NSOs. The term of an option may not exceed ten years from the date of grant.

        The 1995 Plan is administered by the Board or a committee thereof, currently the Compensation Committee (the "Administrator"). The Administrator determines the type and terms of options granted under the 1995 Plan, including the number of shares covered, exercise price, term and condition for exercise of the option. The exercise price of all ISOs granted under the 1995 Plan must be at least 100% of the fair market value of the Common Stock of the Company on the grant date. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any stock option granted will be at least 110% of the fair market value of the Common Stock on the grant date and the term of such option may not exceed five years. Payment of the exercise price may be in cash, check, or, at the discretion of the Administrator, by promissory notes or shares of stock held by the optionee, pursuant to a "cashless exercise/sale" through a broker, or a combination thereof, provided that, with respect to officers and directors, promissory notes may not be used and the cashless exercise/sale procedure cannot involve an extension of credit to the optionee.

        Except as otherwise determined by the Administrator as set forth in an option agreement, no option may be transferred by the optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, only the optionee may exercise an option. All options are exercisable on or after each vesting date in accordance with the terms set forth in the option agreement.

        All options become fully vested and immediately exerisable upon notice from the Administrator at least 30 days prior to the consummation of a transaction which constitutes a change in control of the Company and terminate at the end of such 30-day period. A "change in control" occurs upon (i) an acquisition by any person of beneficial ownership of securities representing a majority of the voting power of the then outstanding securities of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) the consummation of a merger or consolidation of the Company in which the holders of securities of the Company immediately prior to such event hold in the aggregate less than a majority of the securities of the Company immediately after such event.

        The Board may amend, alter, suspend, or discontinue the 1995 Plan as long as such action does not adversely affect any outstanding option except to conform the 1995 Plan or any ISOs granted thereunder to the requirements of federal or other tax laws relating to incentive stock option plans. No amendment, alteration, suspension or discontinuance requires shareholder approval unless (i) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) where otherwise deemed advisable by the Board. No options may be granted under the 1995 Plan after September 2005, ten years from the date of its adoption by the Board.

Certain Federal Income Tax Consequences

        The following is a general summary of the typical federal income tax consequences of the issuance and exercise of options under the 1995 Plan. It does not describe state or other tax consequences for the issuance and exercise of options or the grant of restricted stock.

        Incentive Stock Options.    The grant of an ISO has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for "regular" tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the "option spread") is includible in the optionee's "alternative minimum taxable income" for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an ISO until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a "disqualifying disposition"), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with ISOs, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

        Nonstatutory Stock Options.    The grant of a NSO has no federal income tax effect on the optionee. Upon the exercise of a NSO, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a NSO, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long the stock was held.

        In the case of both ISOs and NSOs, special federal income tax rules apply if the Company's common stock is used to pay all or part of the option price. Special rules may also apply when a transferable option is transferred.

Plan Benefits

        The following table shows the number of shares of Common Stock issuable upon exercise of options granted to the Named Executive Officers and named groups under the 1995 Plan during the fiscal year ended December 31, 2002.

Name and Position	Number of Shares[1]
John W. Fara, Ph.D., President, Chief Executive Officer and Chairman	175,000
John F. Hamilton, Vice President, Finance and Chief Financial Officer	40,000
Bret Berner, Ph.D., Vice President, Product Development	50,000
John N. Shell, Vice President, Operations and Director	40,000
Executive Group	305,000
Non-Executive Director Group	45,000
Non-Executive Officer Employee Group	412,500

(1)
All options granted at fair market value as of the date of grant.

Proposed Amendment

        At the Annual Meeting, the Company's shareholders will be asked to approve an amendment to the 1995 Plan to increase by 1,800,000 the number of shares reserved for issuance under the 1995 Plan.

Required Vote

        Approval of the amendment to the 1995 Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock voting in person or by proxy on such proposal at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE AMENDMENT TO THE 1995 PLAN

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2003. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        Selection of the Company's independent accountants is not required to be submitted to a vote of the shareholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. However, the Board is submitting this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to the Company's shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

Relationship with Independent Auditors

        Ernst & Young LLP has been the independent accounting firm that audits the financial statements of the Company since 1997.

        In addition to performing the audit of the Company's consolidated financial statements, Ernst & Young LLP provided various other services during 2002. The aggregate fees billed for 2002 for each of the following categories of services are set forth below:

Audit and review of the Company's financial statements	$91,000
All other services	$187,000

        Ernst & Young LLP did not provide any services related to financial information systems design and implementation during 2002 or in any prior year.

        "All other services" includes (i) tax planning and the preparation of tax returns of the Company, (ii) assistance with SEC filings, and (iii) evaluating the effects of various accounting issues and changes in professional standards.

        The Audit Committee reviews summaries of the services provided by Ernst & Young LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

Required Vote

        The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to ratify the appointment of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

SHAREHOLDER PROPOSALS

        Proposals of shareholders of the Company which are intended to be presented at the Company's 2004 meeting of shareholders must be received by the Secretary of the Company no later than December 31, 2003 in order to be included in the proxy soliciting material relating to that meeting.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

        The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. This rule allows the Company to send a single set of its Annual Report and this Proxy Statement to any household at which two or more shareholders of the Company reside, if it believes that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of "householding" proxy statements and annual reports. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder's house and helps reduce the Company's expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instruction forms.

        Shareholders that have previously received a single set of annual disclosure documents may request their own copy this year or in future years by contacting their bank, broker or other nominee record holder. The Company will also deliver a separate copy of the Annual Report and the Proxy Statement to any shareholder upon written request to DepoMed, Inc., 1360 O'Brien Drive, Menlo Park, California 94025, Attention: Chief Financial Officer, or upon oral request by calling (650) 462-5900.

OTHER MATTERS

        The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

THE BOARD OF DIRECTORS

Dated: April 30, 2003

Annex A

AMENDED AND RESTATED
1995 STOCK OPTION PLAN
OF
DEPOMED, INC.
(through                        )

1.
PURPOSES OF THE PLAN

        The purposes of the 1995 Stock Option Plan (the "Plan") of DepoMed, Inc., a California corporation (the "Company"), are to: (a) encourage selected employees, directors and consultants to improve operations and increase profits of the Company; (b) encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and (c) increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

        Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonstatutory options" ("NSOs").

2.
ELIGIBLE PERSONS

        Every person who at the date of grant of an Option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NSOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.
STOCK SUBJECT TO THIS PLAN

          (a)    Number and Source of Shares.    Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan shall not exceed 4,700,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

          (b)    Individual Limitation.    The Company may not issue options with a fair market value exercise price as of the date of grant covering in the aggregate more than 500,000 shares of Common Stock to any one participant in any one-year period.

4.
ADMINISTRATION

          (a)  This Plan shall be administered by the Board of Directors of the Company (the "Board") or, either in its entirety or only insofar as required pursuant to Section 4(b) hereof, by a committee (the "Committee") of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").

          (b)  Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which

  Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to accelerate the exercise date of any Option; (xi) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xii) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

          (c)  All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

          (d)  With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

5.
GRANTING OF OPTIONS; OPTION AGREEMENT

          (a)  No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

          (b)  Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section 6.1.3.

          (c)  The stock option agreement shall specify whether each Option it evidences is a NSO or an ISO.

          (d)  Subject to Section 6.2.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval.

6.
TERMS AND CONDITIONS OF OPTIONS

        Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NSOs shall not be subject to the terms and conditions set forth in Section 6.2.

        6.1.    Terms and Conditions to Which All Options are Subject.

        All Options granted under this Plan shall be subject to the following terms and conditions:

            6.1.1.    Changes in Capital Structure.    Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

            6.1.2.    Change in Control.    (a) In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action.

            (b)  In the event of a "change in control" of the Company, options granted pursuant to the Plan shall automatically be accelerated in full so as to become completely vested and fully exercisable. In such event, the Administrator shall notify each optionee at least 30 days prior to such proposed action that the options shall be fully exercisable for a period of 30 days from the date of such notice, and options shall terminate upon the expiration of such 30-day period. In the event of a "change in control" of the Company, any right of repurchase pursuant to Section 6.1.8 shall expire.

          For purposes of the foregoing, a change in control means the occurrence of either of the following:

                (i)  any "person" (as used in Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) becomes the "beneficial owner" (as defined in Rule 13d-3) of securities representing a majority of the voting power of the then outstanding securities of the Company; or

              (ii)  a sale of assets involving all or substantially all of the assets of the Company, or a merger or consolidation of the Company in which the holders of securities of the Company immediately prior to such event hold in the aggregate less than a majority of the securities of the Company immediately after such event.

            6.1.3.    Time of Option Exercise.    Subject to Section 5 and Section 6.2.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

            6.1.4.    Option Grant Date.    Except in the case of advance approvals described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

            6.1.5.    Nonassignability of Option Rights.    Except as otherwise determined by the Administrator, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, except as otherwise determined by the Administrator and expressly set forth in the Option Agreement, an Option shall be exercisable only by the optionee.

            6.1.6.    Payment.    Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

          (a)  Acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

          (b)  Delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

          (c)  Exercise of an Option may be made pursuant to a "cashless exercise/sale" procedure pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company, or pursuant to which optionees obtain margin loans from brokers to fund the exercise of the Option.

            6.1.7.    Termination of Employment.    If for any reason other than death or disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within thirty days of the date of such Termination, or such other period as is specified in the Option Agreement (but in no event after the Expiration Date); provided, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such one-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the disability of the optionee, or such other period as is specified in the Option Agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

            6.1.8.    Repurchase of Stock.    At the option of the Administrator, the stock to be delivered pursuant to the exercise of any Option granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or consulting relationship with the Company is terminated.

        Determination of the number of shares subject to any such right of repurchase shall be made as of the date the employee's employment as an employee, consultant or director of the Company terminates, not as of the date that any Option granted to such employee, director or consultant is thereafter exercised.

            6.1.9.    Withholding and Employment Taxes.    At the time of exercise of an Option or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion after considering any tax or accounting consequences, an optionee may elect to (i) deliver a promissory note on such terms as the Administrator deems appropriate, (ii) tender to the Company previously owned shares of Stock or other securities of the Company, or (iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option.

        Any securities tendered or withheld in accordance with this Section 6.1.9 shall be valued by the Company as of the Tax Date.

            6.1.10.    Other Provisions.    Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

            6.1.11.    Determination of Value.    For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

              (a)  If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

              (b)  If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

              (c)  In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

            6.1.12.    Option Term.    Subject to Section 6.2.5, no Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

        6.2.    TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT.    Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

            6.2.1.    Exercise Price.    The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted; provided, however, that the exercise price of any ISO granted to any person who owns, directly or by attribution under the Code currently Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

            6.2.2.    Disqualifying Dispositions.    If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

            6.2.3.    Grant Date.    If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

            6.2.4.    Vesting.    Notwithstanding any other provision of this Plan, ISOs granted under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an option "vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, ISOs with lower exercise prices shall vest before ISOs with higher exercise prices, regardless of the grant date.

            6.2.5.    Term.    Notwithstanding Section 6.1.12, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7.
MANNER OF EXERCISE

          (a)  An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

          (b)  Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.
EMPLOYMENT OR CONSULTING RELATIONSHIP

        Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.
CONDITIONS UPON ISSUANCE OF SHARES

        Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.
NONEXCLUSIVITY OF THE PLAN

        The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.
MARKET STANDOFF

        Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the company filed under the Securities Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12.
AMENDMENTS TO PLAN

        The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that stockholder approval is advisable.

Annex B

2002 NONSTATUTORY STOCK OPTION PLAN
OF
DEPOMED, INC.
(Amended April 15, 2003)

1.
PURPOSES OF THE PLAN

        The purposes of the 2002 Nonstatutory Stock Option Plan (the "Plan") of DepoMed, Inc., a California corporation (the "Company"), are to: (a) encourage selected employees, directors and consultants to improve operations and increase profits of the Company; (b) encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and (c) increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

        Options granted under this Plan ("Options") are "nonstatutory options" and are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.
ELIGIBLE PERSONS

        Every person who at the date of grant is an employee of, consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive Options under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.
STOCK SUBJECT TO THIS PLAN

        Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan shall not exceed 1,800,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.
ADMINISTRATION

          4.1  This Plan shall be administered by the Board of Directors of the Company (the "Board") or, either in its entirety or only insofar as required pursuant to Section 4.2 hereof, by a committee (the "Committee") of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").

          4.2  Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to accelerate the exercise date of any Option; (xi) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xii) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

          4.3  All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

          4.4  With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

5.
GRANTING OF OPTIONS; OPTION AGREEMENT

          5.1  Options may be granted under this Plan only in the event that the 1,800,000 share increase in the number of shares of Common Stock reserved for issuance under the Company's Amended and Restated 1995 Stock Option Plan approved by the Company's Board of Directors on December 23, 2002 and April 15, 2003 is not approved by the Company's shareholders at the Company's 2003 Annual Meeting of Shareholders (the "2003 Annual Meeting"). In no event may Options be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

          5.2  Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section 6.1.3.

          5.3  The Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval.

6.
TERMS AND CONDITIONS OF OPTIONS

        Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1.

        6.1.    Terms and Conditions to Which All Options are Subject.

        All Options granted under this Plan shall be subject to the following terms and conditions:

            6.1.1.    Changes in Capital Structure.    Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

            6.1.2.    Change in Control.

            (a)  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action.

            (b)  In the event of a "change in control" of the Company, options granted pursuant to the Plan shall automatically be accelerated in full so as to become completely vested and fully exercisable. In such event, the Administrator shall notify each optionee at least 30 days prior to such proposed action that the options shall be fully exercisable for a period of 30 days from the date of such notice, and options shall terminate upon the expiration of such 30-day period. In the event of a "change in control" of the Company, any right of repurchase pursuant to Section 6.1.8 shall expire.

        For purposes of the foregoing, a change in control means the occurrence of either of the following:

                (i)  any "person" (as used in Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) becomes the "beneficial owner" (as defined in Rule 13d-3) of securities representing a majority of the voting power of the then outstanding securities of the Company; or

              (ii)  a sale of assets involving all or substantially all of the assets of the Company, or a merger or consolidation of the Company in which the holders of securities of the Company immediately prior to such event hold in the aggregate less than a majority of the securities of the Company immediately after such event.

            6.1.3.    Time of Option Exercise.    Subject to Section 5, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

            6.1.4.    Option Grant Date.    Except in the case of advance approvals described in Section 5.3, the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

            6.1.5.    Nonassignability of Option Rights.    Except as otherwise determined by the Administrator, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, except as otherwise determined by the Administrator and expressly set forth in the Option Agreement, an Option shall be exercisable only by the optionee.

            6.1.6.    Payment.    Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

            (a)  With respect only to optionees who are not directors of the Company or "officers" of the Company within the meaning of Rule 16a-1 adopted under the Exchange Act (each such officer, an "Officer"), acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

            (b)  Delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

            (c)  Exercise of an Option may be made pursuant to a "cashless exercise/sale" procedure pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company, or pursuant to which optionees obtain margin loans from brokers to fund the exercise of the Option; provided, however, that if the Company extends or arranges for the extension of credit to an optionee under any such cashless exercise/sale procedure, no director of the Company nor any Officer may participate in the procedure.

            6.1.7.    Termination of Employment.    If for any reason other than death or disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within thirty days of the date of such Termination, or such other period as is specified in the Option Agreement (but in no event after the Expiration Date); provided, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such one-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the disability of the optionee, or such other period as is specified in the Option Agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

            6.1.8.    Repurchase of Stock.    At the option of the Administrator, the stock to be delivered pursuant to the exercise of any Option granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or consulting relationship with the Company is terminated.

        Determination of the number of shares subject to any such right of repurchase shall be made as of the date the employee's employment as an employee, consultant or director of the Company terminates, not as of the date that any Option granted to such employee, director or consultant is thereafter exercised.

            6.1.9.    Withholding and Employment Taxes.    At the time of exercise of an Option or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion after considering any tax or accounting consequences, an optionee may elect to (i) deliver a promissory note on such terms as the Administrator deems appropriate, provided that the optionee is not a director or Officer of the Company, (ii) tender to the Company previously owned shares of Stock or other securities of the Company, or (iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option.

        Any securities tendered or withheld in accordance with this Section 6.1.9 shall be valued by the Company as of the Tax Date.

            6.1.10.    Other Provisions.    Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator.

            6.1.11.    Determination of Value.    For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

              (a)  If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the American Stock Exchange and the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

              (b)  If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

              (c)  In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

            6.1.12.    Option Term.    No Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

7.
MANNER OF EXERCISE

          7.1  An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the

  Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

          7.2  Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.
EMPLOYMENT OR CONSULTING RELATIONSHIP

        Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.
CONDITIONS UPON ISSUANCE OF SHARES

        Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.
NONEXCLUSIVITY OF THE PLAN

        The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.
MARKET STANDOFF

        Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the company filed under the Securities Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12.
AMENDMENTS TO PLAN

        The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless the Board otherwise concludes that stockholder approval is advisable.

13.
EARLY TERMINATION

        In the event that the Company's shareholders approve the 1,800,000 increase in the number of shares of Common Stock reserved for issuance under the 1995 Stock Option Plan approved by the Company's Board of Directors on December 23, 2002 and April 15, 2003 at the 2003 Annual Meeting, this Plan shall automatically terminate, and no options shall be granted hereunder.

Adopted by the Board of Directors on December 23, 2002.

PROXY	DEPOMED, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MAY 29, 2003

        The undersigned shareholder of DepoMed, Inc. (the "Company") hereby appoints John W. Fara and John F. Hamilton, and each of them with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on April 15, 2003, at the Annual Meeting of Shareholders of the Company to be held on May 29, 2003 (the "Annual Meeting") at 9:00 a.m. at 1360 O'Brien Drive, Menlo Park, California and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED.
IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
RELATING TO THE ANNUAL MEETING.

Item 1	To elect as directors, to hold office until the next meeting of shareholders and until their successors are elected, the seven (7) nominees listed below:
NOMINEES: John W. Fara, Ph.D., John W. Shell, Ph.D., John N. Shell, G. Steven Burrill, W. Leigh Thompson, M.D., Ph.D., Julian Stern, Michael J. Callaghan
o	For
o	Withheld
o	For all nominees except as noted above
Item 2	To approve an amendment to the Company's Amended and Restated 1995 Stock Option Plan to increase the number of shares reserved for issuance thereunder.
o FOR o AGAINST o ABSTAIN

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

Item 3	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.
o FOR o AGAINST o ABSTAIN

o  Mark here for address change and note below

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.
Signature: Date: Signature: Date:
PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
ELECTION OF DIRECTORS
MANAGEMENT
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PRICE PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AMENDMENT TO THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE HEREUNDER
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS
OTHER MATTERS
  Annex A
AMENDED AND RESTATED 1995 STOCK OPTION PLAN OF DEPOMED, INC. (through )
  Annex B
2002 NONSTATUTORY STOCK OPTION PLAN OF DEPOMED, INC. (Amended April 15, 2003)